Exhibit 99.1

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

Chicago, July 29, 2013 – R.R. Donnelley & Sons Company (NASDAQ: RRD) today reported financial results for the second quarter of 2013.

Second-quarter 2013 highlights:

—	Net sales of $2.6 billion grew 1.7% from the second quarter of 2012

—	GAAP net earnings attributable to common shareholders of $65.4 million, or $0.36 per diluted share

—	Non-GAAP net earnings attributable to common shareholders of $82.5 million, or $0.45 per diluted share

—	Non-GAAP adjusted EBITDA of $304.1 million, or 11.8% of net sales

—	Free cash flow of $107.3 million exceeds the second quarter of 2012 by $93.8 million

—	Company reaffirms revenue, margin and free cash flow guidance for full-year 2013

“We are pleased with our results, as the revenue trend continued to improve during the second quarter. The year-over-year change in organic revenue is the best we’ve experienced in the last seven quarters, and represents a 40 basis-point improvement from the first-quarter change,” said Thomas J. Quinlan III, R.R. Donnelley’s President and Chief Executive Officer. “In addition, we continued to invest in the business, at the same time improving free cash flow by over $90 million from the same quarter last year. We remain on track to deliver our full-year guidance, including free cash flow in the range of $400 million to $500 million, that will allow us to migrate toward our targeted gross leverage range of 2.25x to 2.75x on a long-term sustainable basis.”

Net sales in the quarter were $2.6 billion, up $43.0 million, or 1.7%, from the second quarter of 2012 due to the impact of 2012 acquisitions and volume growth in the U.S. Print and Related Services segment. After adjusting for the impact of acquisitions, changes in foreign exchange rates and pass-through paper sales, organic sales declined 0.8% from the second quarter of 2012 due to price erosion in both segments and volume declines in the International segment, partially offset by volume growth in the U.S. Print and Related Services segment. Operating income in the second quarter of 2013 was $173.2 million, which was impacted by restructuring and impairment charges and acquisition-related expenses totaling $19.9 million, compared to operating income in the second quarter of 2012 of $163.9 million, which included restructuring and impairment charges and acquisition-related expenses totaling $34.5 million.

Second-quarter 2013 net earnings attributable to common shareholders was $65.4 million, or $0.36 per diluted share, compared to net earnings of $88.8 million, or $0.49 per diluted share, in the second quarter of 2012. Second-quarter 2013 net earnings attributable to common shareholders included $25.4 million in pre-tax charges for restructuring, impairment (non-cash) and acquisition-related expenses and losses on investments, while in the second quarter of 2012, net earnings attributable to common shareholders included $38.6 million in pre-tax charges for restructuring, impairment (non-cash), acquisition-related expenses and a loss on an investment, which were offset by the recognition of previously unrecognized tax benefits ($26.1 million, non-cash).  Additional details regarding the nature of these and other items are included in the attached schedules.

Non-GAAP adjusted EBITDA was $304.1 million in the second quarter of 2013 compared to $319.3 million in the second quarter of 2012. Non-GAAP adjusted EBITDA margin in the second quarter of 2013 was 11.8%, or 80 basis points lower than in the second quarter of 2012, as price pressure, wage and other inflation, lower pension income and pass-through postage revenue from the Presort Solutions business acquired in 2012 more than offset lower benefits-related expenses, higher volume, and a favorable product mix.

Non-GAAP net earnings attributable to common shareholders totaled $82.5 million, or $0.45 per diluted share, in the second quarter of 2013 compared to $88.5 million, or $0.49 per diluted share, in the second quarter of 2012. Second-quarter non-GAAP net earnings attributable to common shareholders exclude restructuring and impairment charges, acquisition-related expenses and losses on investments in both years as well as the recognition of previously unrecognized tax benefits in the second quarter of 2012. A reconciliation of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders is presented in the attached schedules.

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

Outlook

The Company provides the following guidance for the full-year 2013, unchanged from the previous guidance provided on April 25, 2013:

Guidance
Revenue	$10.1 to $10.3 billion
Non-GAAP adjusted EBITDA margin	11.2% to 11.4%
Depreciation and amortization	$450 to $460 million
Interest expense	$250 to $255 million
Non-GAAP effective tax rate	33% to 35%
Diluted share count	183 to 185 million
Capital expenditures	$200 to $225 million
Free cash flow	$400 to $500 million

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its second-quarter results tomorrow, Tuesday, July 30, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley’s web site: www.rrdonnelley.com. Individuals wishing to participate must register in advance at http://www.meetme.net/rrd. After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company’s web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 9850121#.

About RR Donnelley

RR Donnelley (NASDAQ: RRD) is a global provider of integrated communications. The Company works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance ROI and increase compliance. Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, the Company employs a suite of leading Internet-based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

For more information, and for RR Donnelley’s Corporate Social Responsibility Report, visit the company’s web site at http://www.rrdonnelley.com.

Contact Information

Media:	Investors:
Phyllis Burgee	Dave Gardella
Director, Communications	SVP, Investor Relations
630.322.6093	312.326.8155
phyllis.burgee@rrd.com	david.a.gardella@rrd.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company does not undertake to and

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events. The factors that could cause material differences in the expected results of RR Donnelley include, without limitation, the following: the successful execution and integration of acquisitions and the performance of the Company’s businesses following acquisitions; the ability to implement comprehensive plans for the integration of sales forces, cost containment, asset rationalization and other key strategies; competitive pressures in all markets in which the Company operates; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; the Company’s ability to access debt and the capital markets and the reliability of the participants to the Company’s lending and insurance agreements; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); and other risks and uncertainties described in RR Donnelley’s periodic filings with the Securities and Exchange Commission (SEC). Readers are strongly encouraged to read the full cautionary statements contained in RR Donnelley’s filings with the SEC.

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Balance Sheets

As of June 30, 2013 and December 31, 2012

(UNAUDITED)

(in millions, except per share data)

	June 30, 2013	December 31, 2012
Assets
Cash and cash equivalents	$354.4	$430.7
Receivables, less allowances for doubtful accounts	1,804.7	1,878.8
Inventories	493.3	510.2
Prepaid expenses and other current assets	155.0	157.7
Total Current Assets	2,807.4	2,977.4
Property, plant and equipment—net	1,487.6	1,616.6
Goodwill	1,432.7	1,436.4
Other intangible assets—net	349.6	382.9
Deferred income taxes	448.2	445.1
Other noncurrent assets	376.1	404.3
Total Assets	$6,901.6	$7,262.7

Liabilities
Accounts payable	$961.1	$1,210.3
Accrued liabilities	695.4	825.2
Short-term and current portion of long-term debt	277.6	18.4
Total Current Liabilities	1,934.1	2,053.9
Long-term debt	3,237.7	3,420.2
Pension liabilities	1,104.3	1,150.5
Other postretirement benefits plan liabilities	240.3	241.7
Other noncurrent liabilities	330.1	327.7
Total Liabilities	6,846.5	7,194.0

Equity
Common stock, $1.25 par value	303.7	303.7
Authorized shares: 500.0
Issued shares: 243.0 in 2013 and 2012
Additional paid-in capital	2,795.0	2,839.4
Accumulated deficit	(497.6)	(496.1)
Accumulated other comprehensive loss	(1,044.0)	(1,029.2)
Treasury stock, at cost, 61.3 shares in 2013 (2012—62.6 shares)	(1,516.2)	(1,565.0)
Total RR Donnelley shareholders’ equity	40.9	52.8
Noncontrolling interests	14.2	15.9
Total Equity	55.1	68.7
Total Liabilities and Equity	$6,901.6	$7,262.7

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30,						For the Six Months Ended June 30,
	2 0 1 3 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 3 NON-GAAP	2 0 1 2 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 2 NON-GAAP	2 0 1 3 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 3 NON-GAAP	2 0 1 2 GAAP	ADJUSTMENTS TO NON-GAAP	2 0 1 2 NON-GAAP
Products net sales	$2,135.0	$—	$2,135.0	$2,189.7	$—	$2,189.7	$4,264.7	$—	$4,264.7	$4,386.2	$—	$4,386.2
Services net sales	436.6	—	436.6	338.9	—	338.9	845.4	—	845.4	667.3	—	667.3
Total net sales	2,571.6	—	2,571.6	2,528.6	—	2,528.6	5,110.1	—	5,110.1	5,053.5	—	5,053.5

Products cost of sales (1)	1,641.7	—	1,641.7	1,689.6	—	1,689.6	3,310.0	—	3,310.0	3,392.5	—	3,392.5
Services cost of sales (1)	331.7	—	331.7	244.3	—	244.3	643.6	—	643.6	486.4	—	486.4
Total cost of sales (1)	1,973.4	—	1,973.4	1,933.9	—	1,933.9	3,953.6	—	3,953.6	3,878.9	—	3,878.9

Products gross profit (1)	493.3	—	493.3	500.1	—	500.1	954.7	—	954.7	993.7	—	993.7
Services gross profit (1)	104.9	—	104.9	94.6	—	94.6	201.8	—	201.8	180.9	—	180.9
Total gross profit (1)	598.2	—	598.2	594.7	—	594.7	1,156.5	—	1,156.5	1,174.6	—	1,174.6

Selling, general and administrative expenses (SG&A) (1)	294.2	(0.1)	294.1	275.9	(0.5)	275.4	576.4	(1.1)	575.3	559.4	(0.8)	558.6
Restructuring and impairment charges—net	19.8	(19.8)	—	34.0	(34.0)	—	42.5	(42.5)	—	84.0	(84.0)	—
Depreciation and amortization	111.0	—	111.0	120.9	—	120.9	224.6	—	224.6	245.9	—	245.9
Income from operations	173.2	19.9	193.1	163.9	34.5	198.4	313.0	43.6	356.6	285.3	84.8	370.1

Interest expense—net	65.5	—	65.5	63.6	—	63.6	128.3	—	128.3	124.3	—	124.3
Investment and other expense (income)—net	6.0	(5.5)	0.5	4.8	(4.1)	0.7	9.5	(8.7)	0.8	3.6	(4.1)	(0.5)
Loss on debt extinguishment	—	—	—	—	—	—	35.6	(35.6)	—	12.1	(12.1)	—
Earnings before income taxes	101.7	25.4	127.1	95.5	38.6	134.1	139.6	87.9	227.5	145.3	101.0	246.3

Income tax expense	35.2	8.3	43.5	6.5	38.9	45.4	47.8	28.8	76.6	18.4	59.9	78.3
Net earnings	66.5	17.1	83.6	89.0	(0.3)	88.7	91.8	59.1	150.9	126.9	41.1	168.0

Less: Income (loss) attributable to noncontrolling interests	1.1	—	1.1	0.2	—	0.2	(0.7)	1.0	0.3	0.7	—	0.7
Net earnings attributable to RR Donnelley common shareholders	$65.4	$17.1	$82.5	$88.8	$(0.3)	$88.5	$92.5	$58.1	$150.6	$126.2	$41.1	$167.3

Net earnings per share attributable to RR Donnelley common shareholders:
Basic net earnings per share	$0.36		$0.45	$0.49		$0.49	$0.51		$0.83	$0.70		$0.93
Diluted net earnings per share	$0.36		$0.45	$0.49		$0.49	$0.51		$0.82	$0.69		$0.92
Weighted average common shares outstanding:
Basic	182.0		182.0	180.7		180.7	181.6		181.6	180.1		180.1
Diluted	183.2		183.2	181.8		181.8	183.1		183.1	181.9		181.9
Additional information:
Gross margin (1)	23.3%		23.3%	23.5%		23.5%	22.6%		22.6%	23.2%		23.2%
SG&A as a % of total net sales (1)	11.4%		11.4%	10.9%		10.9%	11.3%		11.3%	11.1%		11.1%
Operating margin	6.7%		7.5%	6.5%		7.8%	6.1%		7.0%	5.6%		7.3%
Effective tax rate	34.6%		34.2%	6.8%		33.9%	34.2%		33.7%	12.7%		31.8%

(1)	Exclusive of depreciation and amortization

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30, 2013					For the Three Months Ended June 30, 2012
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$294.2	$173.2	6.7%	$65.4	$0.36	$275.9	$163.9	6.5%	$88.8	$0.49
Non-GAAP adjustments:
Restructuring charges—net (1)	—	16.1	0.6%	10.9	0.06	—	25.7	1.0%	17.2	0.10
Impairment charges—net (2)	—	3.7	0.2%	2.5	0.01	—	8.3	0.3%	5.5	0.03
Acquisition-related expenses (3)	(0.1)	0.1	0.0%	0.1	0.00	(0.5)	0.5	0.0%	0.5	0.00
Loss on investments (4)	—	—	—	3.6	0.02	—	—	—	2.6	0.01
Income tax adjustments (5)	—	—	—	—	—	—	—	—	(26.1)	(0.14)
Total Non-GAAP adjustments	(0.1)	19.9	0.8%	17.1	0.09	(0.5)	34.5	1.3%	(0.3)	0.00

Non-GAAP measures	$294.1	$193.1	7.5%	$82.5	$0.45	$275.4	$198.4	7.8%	$88.5	$0.49

(1)	Restructuring charges—net (pre-tax): Operating results for the three months ended June 30, 2013 and 2012 were affected by the following restructuring charges:

	2013	2012
Employee termination costs (a)	$7.3	$13.8
Other charges (b)	8.8	11.9
Total restructuring charges - net	$16.1	$25.7

(a)

For the three months ended June 30, 2013, employee termination costs resulted from the reorganization of certain operations. For the three months ended June 30, 2012, employee terminations resulted from the reorganization of sales and administrative functions across all segments, two facility closures within the U.S. Print and Related Services segment and the reorganization of certain operations.

(b)	Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations.

(2)	Impairment charges—net: Operating results for the three months ended June 30, 2013 and 2012 were affected by other long-lived asset impairment charges.

(3)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(4)

Loss on investments: Pre-tax impairment losses on equity investments of $5.5 million ($3.6 million after-tax) and $4.1 million ($2.6 million after-tax) for the three months ended June 30, 2013 and 2012, respectively.

(5)	Income tax adjustments: Recognition of previously unrecognized income tax benefits due to the resolution of certain U.S. federal uncertain tax positions for the three months ended June 30, 2012.

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Six Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Six Months Ended June 30, 2013					For the Six Months Ended June 30, 2012
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$576.4	$313.0	6.1%	$92.5	$0.51	$559.4	$285.3	5.6%	$126.2	$0.69
Non-GAAP adjustments:
Restructuring charges—net (1)	—	34.7	0.7%	22.9	0.12	—	66.4	1.3%	44.2	0.25
Impairment charges—net (2)	—	7.8	0.1%	5.2	0.03	—	17.6	0.4%	11.7	0.06
Acquisition-related expenses (3)	(1.1)	1.1	0.1%	1.1	0.00	(0.8)	0.8	0.0%	0.8	0.01
Loss on investments (4)	—	—	—	3.6	0.02	—	—	—	2.6	0.01
Venezuela devaluation (5)	—	—	—	2.2	0.01	—	—	—	—	—
Loss on debt extinguishment (6)	—	—	—	23.1	0.13	—	—	—	7.9	0.04
Income tax adjustments (7)	—	—	—	—	—	—	—	—	(26.1)	(0.14)
Total Non-GAAP adjustments	(1.1)	43.6	0.9%	58.1	0.31	(0.8)	84.8	1.7%	41.1	0.23
Non-GAAP measures	$575.3	$356.6	7.0%	$150.6	$0.82	$558.6	$370.1	7.3%	$167.3	$0.92

(1)	Restructuring charges—net (pre-tax): Operating results for the six months ended June 30, 2013 and 2012 were affected by the following restructuring charges:

	2013	2012
Employee termination costs (a)	$16.1	$50.6
Other charges (b)	18.6	15.8
Total restructuring charges - net	$34.7	$66.4

(a)

For the six months ended June 30, 2013, employee termination costs resulted from the closing of two manufacturing facilities within the U.S. Print and Related Services segment and the reorganization of certain operations. For the six months ended June 30, 2012, employee termination costs resulted from the reorganization of sales and administrative functions across all segments, the closing of four manufacturing facilities within the U.S. Print and Related Services segment and one manufacturing facility within the International segment and the reorganization of certain operations.

(b)	Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations.

(2)	Impairment charges—net: Operating results for the six months ended June 30, 2013 and 2012 were affected by other long-lived asset impairment charges.

(3)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(4)

Loss on investments: Pre-tax impairment losses on equity investments of $5.5 million ($3.6 million after-tax) and $4.1 million ($2.6 million after-tax) for the six months ended June 30, 2013 and 2012, respectively.

(5)

Venezuela devaluation: Currency devaluation in Venezuela resulted in a pre-tax loss of $3.2 million ($3.2 million after-tax), of which $1.0 million was included in loss attributable to noncontrolling interests.

(6)

Loss on debt extinguishment: Pre-tax loss of $35.6 million ($23.1 million after-tax) was recognized for the six months ended June 30, 2013 related to the repurchase of $173.5 million of 6.125% senior notes due January 15, 2017, $130.2 million of 8.60% senior notes due August 15, 2016 and $50.0 million of 7.25% senior notes due May 15, 2018. During the six months ended June 30, 2012, a pre-tax loss of $12.1 million ($7.9 million after-tax) was recognized related to the repurchase of $341.8 million of 4.95% senior notes due April 1, 2014 and $100.0 million of 5.50% senior notes due May 15, 2015.

(7)	Income tax adjustments: Recognition of previously unrecognized tax benefits due to the resolution of certain U.S. federal uncertain tax positions for the six months ended June 30, 2012.

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the Three Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions)

	U.S. Print and Related Services	International	Corporate	Consolidated
For the Three Months Ended June 30, 2013
Net sales	$1,890.8	$680.8	$—	$2,571.6
Operating expenses	1,709.2	642.4	46.8	2,398.4
Income (loss) from operations	181.6	38.4	(46.8)	173.2
Operating margin %	9.6%	5.6%	nm	6.7%

Non-GAAP Adjustments
Restructuring charges—net	10.4	4.9	0.8	16.1
Impairment charges—net	2.8	0.9	—	3.7
Acquisition-related expenses	—	—	0.1	0.1
Total Non-GAAP adjustments	13.2	5.8	0.9	19.9

Non-GAAP income (loss) from operations	$194.8	$44.2	$(45.9)	$193.1
Non-GAAP operating margin %	10.3%	6.5%	nm	7.5%

Depreciation and amortization	$71.6	$26.5	$12.9	$111.0
Capital expenditures	26.1	7.3	13.0	46.4

For the Three Months Ended June 30, 2012
Net sales	$1,846.0	$682.6	$—	$2,528.6
Operating expenses	1,680.3	640.6	43.8	2,364.7
Income (loss) from operations	165.7	42.0	(43.8)	163.9
Operating margin %	9.0%	6.2%	nm	6.5%

Non-GAAP Adjustments
Restructuring charges—net	19.1	3.5	3.1	25.7
Impairment charges—net	7.0	—	1.3	8.3
Acquisition-related expenses	—	—	0.5	0.5
Total Non-GAAP adjustments	26.1	3.5	4.9	34.5

Non-GAAP income (loss) from operations	$191.8	$45.5	$(38.9)	$198.4
Non-GAAP operating margin %	10.4%	6.7%	nm	7.8%

Depreciation and amortization	$83.3	$27.1	$10.5	$120.9
Capital expenditures	27.3	6.9	14.2	48.4

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the Six Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions)

	U.S. Print and Related Services	International	Corporate	Consolidated
For the Six Months Ended June 30, 2013
Net sales	$3,763.3	$1,346.8	$—	$5,110.1
Operating expense	3,436.7	1,276.3	84.1	4,797.1
Income (loss) from operations	326.6	70.5	(84.1)	313.0
Operating margin %	8.7%	5.2%	nm	6.1%

Non-GAAP Adjustments
Restructuring charges—net	26.0	7.1	1.6	34.7
Impairment charges—net	6.7	0.7	0.4	7.8
Acquisition-related expenses	—	—	1.1	1.1
Total Non-GAAP adjustments	32.7	7.8	3.1	43.6

Non-GAAP income (loss) from operations	$359.3	$78.3	$(81.0)	$356.6
Non-GAAP operating margin %	9.6%	5.8%	nm	7.0%

Depreciation and amortization	$146.6	$52.9	$25.1	$224.6
Capital expenditures	47.3	18.6	18.4	84.3

For the Six Months Ended June 30, 2012
Net sales	$3,727.4	$1,326.1	$—	$5,053.5
Operating expense	3,422.5	1,253.5	92.2	4,768.2
Income (loss) from operations	304.9	72.6	(92.2)	285.3
Operating margin %	8.2%	5.5%	nm	5.6%

Non-GAAP Adjustments
Restructuring charges—net	50.8	7.9	7.7	66.4
Impairment charges—net	15.0	1.0	1.6	17.6
Acquisition-related expenses	—	—	0.8	0.8
Total Non-GAAP adjustments	65.8	8.9	10.1	84.8

Non-GAAP income (loss) from operations	$370.7	$81.5	$(82.1)	$370.1
Non-GAAP operating margin %	9.9%	6.1%	nm	7.3%

Depreciation and amortization	$170.9	$54.6	$20.4	$245.9
Capital expenditures	54.4	18.0	21.3	93.7

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions)

	2013	2012
Net earnings	$91.8	$126.9
Adjustment to reconcile net earnings to net cash provided by operating activities	288.1	279.6
Changes in operating assets and liabilities	(307.3)	(340.0)
Pension and other postretirement benefits plan contributions	(14.7)	(56.6)
Net cash provided by operating activities	$57.9	$9.9
Capital expenditures	(84.3)	(93.7)
All other cash provided by investing activities	5.7	3.8
Net cash used in investing activities	$(78.6)	$(89.9)
Net cash provided by (used in) financing activities	$(44.9)	$1.6
Effect of exchange rate on cash and cash equivalents	(10.7)	(2.3)
Net decrease in cash and cash equivalents	$(76.3)	$(80.7)
Cash and cash equivalents at beginning of year	430.7	449.7
Cash and cash equivalents at end of period	$354.4	$369.0

Additional Information:
	2013	2012
For the Six Months Ended June 30:
Net cash provided by operating activities	$57.9	$9.9
Less: capital expenditures	84.3	93.7
Free cash flow, or net cash provided by operating activities less capital expenditures	$(26.4)	$(83.8)

For the Three Months Ended March 31:
Net cash used in operating activities	$(95.8)	$(52.0)
Less: capital expenditures	37.9	45.3
Free cash flow, or net cash used in operating activities less capital expenditures	$(133.7)	$(97.3)

For the Three Months Ended June 30:
Net cash provided by operating activities	$153.7	$61.9
Less: capital expenditures	46.4	48.4
Free cash flow, or net cash provided by operating activities less capital expenditures	$107.3	$13.5

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
For the Three Months Ended June 30, 2013
U.S. Print and Related Services	$1,890.8	$—	$1,890.8
International	680.8	—	680.8
Consolidated	$2,571.6	$—	$2,571.6

For the Three Months Ended June 30, 2012
U.S. Print and Related Services	$1,846.0	$67.4	$1,913.4
International	682.6	—	682.6
Consolidated	$2,528.6	$67.4	$2,596.0

Net sales change
U.S. Print and Related Services	2.4%		(1.2%)
International	(0.3%)		(0.3%)
Consolidated	1.7%		(0.9%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
U.S. Print and Related Services			—%
International			(0.1%)
Consolidated			—%

Approximate year-over-year impact of changes in pass-through paper sales
U.S. Print and Related Services			(0.8%)
International			1.8%
Consolidated			(0.1%)

Net organic sales change (1)
U.S. Print and Related Services			(0.4%)
International			(2.0%)
Consolidated			(0.8%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the three months ended June 30, 2013.

For the three months ended June 30, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1)	Adjusted for net sales of acquired businesses and the impact of changes in FX rates and pass-through paper sales

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Six Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
For the Six Months Ended June 30, 2013
U.S. Print and Related Services	$3,763.3	$—	$3,763.3
International	1,346.8	—	1,346.8
Consolidated	$5,110.1	$—	$5,110.1

For the Six Months Ended June 30, 2012
U.S. Print and Related Services	$3,727.4	$134.2	$3,861.6
International	1,326.1	—	1,326.1
Consolidated	$5,053.5	$134.2	$5,187.7

Net sales change
U.S. Print and Related Services	1.0%		(2.5%)
International	1.6%		1.6%
Consolidated	1.1%		(1.5%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
U.S. Print and Related Services			—%
International			(0.3%)
Consolidated			(0.1%)

Approximate year-over-year impact of changes in pass-through paper sales
U.S. Print and Related Services			(0.7%)
International			1.8%
Consolidated			—%

Year-over-year impact of the prior year rebate adjustment (1)
U.S. Print and Related Services			(0.5%)
Consolidated			(0.4%)

Net organic sales change (2)
U.S. Print and Related Services			(1.3%)
International			0.1%
Consolidated			(1.0%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the six months ended June 30, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the six months ended June 30, 2013.

For the six months ended June 30, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1)	The six months ended June 30, 2012 included an adjustment for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $19.8 million

(2)

Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the prior year rebate adjustment to correct an over-accrual of rebates owed to certain customers

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended June 30, 2013 and 2012

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
GAAP net earnings (loss)	$(688.7)	$66.5	$25.3	$(851.7)	$71.2

Adjustments
Income tax expense (benefit)	43.0	35.2	12.6	(57.0)	52.2
Interest expense—net	255.8	65.5	62.8	63.8	63.7
Investment and other expense (income)—net	8.2	6.0	3.5	(0.9)	(0.4)
Loss on debt extinguishment (1)	39.6	—	35.6	4.0	—
Depreciation and amortization	460.3	111.0	113.6	116.7	119.0
Restructuring and impairment charges—net (2)	1,077.0	19.8	22.7	1,020.6	13.9
Acquisition-related expenses (3)	2.8	0.1	1.0	0.4	1.3
Gain on pension curtailment (4)	(3.7)	—	—	(3.7)	—
Total Non-GAAP adjustments	1,883.0	237.6	251.8	1,143.9	249.7

Non-GAAP adjusted EBITDA	$1,194.3	$304.1	$277.1	$292.2	$320.9

Net sales	$10,278.5	$2,571.6	$2,538.5	$2,659.6	$2,508.8
Non-GAAP adjusted EBITDA margin %	11.6%	11.8%	10.9%	11.0%	12.8%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
GAAP net earnings (loss)	$(41.0)	$89.0	$37.9	$(326.6)	$158.7

Adjustments
Income tax expense (benefit)	(98.6)	6.5	11.9	(52.2)	(64.8)
Interest expense—net	248.4	63.6	60.7	61.2	62.9
Investment and other expense (income)—net	2.8	4.8	(1.2)	0.5	(1.3)
Loss on debt extinguishment (1)	13.4	—	12.1	—	1.3
Depreciation and amortization	514.9	120.9	125.0	129.9	139.1
Restructuring and impairment charges—net (2)	625.3	34.0	50.0	507.1	34.2
Acquisition-related expenses (3)	1.7	0.5	0.3	0.2	0.7
Gain on pension curtailment (4)	(38.7)	—	—	(38.7)	—
Acquisition contingent compensation (5)	15.3	—	—	15.3	—
Total Non-GAAP adjustments	1,284.5	230.3	258.8	623.3	172.1

Non-GAAP adjusted EBITDA	$1,243.5	$319.3	$296.7	$296.7	$330.8

Net sales	$10,457.6	$2,528.6	$2,524.9	$2,720.8	$2,683.3
Non-GAAP adjusted EBITDA margin %	11.9%	12.6%	11.8%	10.9%	12.3%

(1)

Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity, as well as the termination of the previous $1.75 billion unsecured revolving credit agreement.

(2)

Restructuring and impairment charges—net: Pre-tax charges for employee termination costs, lease termination and other costs and impairment of other long-lived assets. The three months ended December 31, 2012 and 2011 also included pre-tax charges for the impairment of goodwill and other intangible assets.

(3)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(4)

Gain on pension curtailment: For 2012, a pre-tax gain on pension curtailment was recognized related to the remeasurement of the U.K. pension plan’s assets and obligations that was required with the announced freeze on further benefit accruals as of December 31, 2012. For 2011, a pre-tax gain on pension curtailment was recognized related to the remeasurement of the U.S. pension plans’ assets and obligations that was required with the announced freeze on further benefit accruals under all of the U.S. pension plans as of December 31, 2011.

(5)

Acquisition contingent compensation: For 2011, pre-tax expense of $15.3 million was incurred related to contingent compensation earned by prior owners, based on achieving certain volume milestones for the business following its acquisition by the Company.

RR DONNELLEY REPORTS SECOND-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Debt and Liquidity Summary

As of June 30, 2013, December 31, 2012 and June 30, 2012

(UNAUDITED)

(in millions)

	June 30, 2013	December 31, 2012	June 30, 2012
Total Liquidity (1)	Credit Agreement	Credit Agreement	Previous Credit Agreement
Cash (2)	$354.4	$430.7	$369.0
Committed credit agreement (3)	987.7	1,150.0	1,326.8
	1,342.1	1,580.7	1,695.8
Usage
Borrowings under credit agreement (3)	—	—	325.0
Impact on availability related to outstanding letters of credit	—	38.9	—

Net Available Liquidity	$1,342.1	$1,541.8	$1,370.8

Short-term and current portion of long-term debt	$277.6	$18.4	$343.0
Long-term debt	3,237.7	3,420.2	3,418.4
Total debt	$3,515.3	$3,438.6	$3,761.4

Non-GAAP adjusted EBITDA for the twelve months ended June 30, 2013, December 31, 2012 and June 30, 2012	$1,194.3	$1,229.1	$1,243.5

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.9x	2.8x	3.0x

(1)	Liquidity does not include credit facilities of non-U.S. subsidiaries, which are uncommitted facilities.

(2)

Approximately 70% of cash as of June 30, 2013, 85% of cash as of December 31, 2012 and 91% of cash as of June 30, 2012 was located outside of the U.S. During the second half of 2013, the Company’s foreign subsidiaries are expected to make intercompany payments to the U.S. of approximately $40 million from foreign cash balances as of June 30, 2013. These payments, and additional payments up to approximately $340 million expected to be made in future years, will be made in satisfaction of intercompany obligations. Cash held by foreign subsidiaries may be subject to U.S. or local country income or withholding taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.

(3)

The Company has a $1.15 billion senior secured revolving credit agreement (the “Credit Agreement”) which expires October 15, 2017. The Credit Agreement replaced the Company’s previous $1.75 billion unsecured and committed revolving credit agreement (the “Previous Credit Agreement”) which was due to expire on December 17, 2013. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the Credit Agreement. There were no borrowings under the Credit Agreement as of June 30, 2013. Based on the Company’s results of operations for the twelve months ended June 30, 2013 and existing debt, the Company would have had the ability to utilize $1.0 billion of the $1.15 billion Credit Agreement and not have been in violation of the terms of the agreement. See the table below for a reconciliation of the stated amount to the current availability as of June 30, 2013, December 31, 2012 and June 30, 2012.

	June 30, 2013	December 31, 2012	June 30, 2012
	Credit Agreement	Credit Agreement	Previous Credit Agreement
Stated amount of the credit agreement	$1,150.0	$1,150.0	$1,750.0
Less: availability reduction from covenants	162.3	—	423.2
Total amount available	987.7	1,150.0	1,326.8

Less: borrowings under the credit agreement	—	—	325.0
Impact on availability related to outstanding letters of credit	—	38.9	—
Availability	$987.7	$1,111.1	$1,001.8